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                                                                    Exhibit 99.1

                                     PROXY
                              DIANON SYSTEMS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS KEVIN C. JOHNSON AND DAVID R. SCHREIBER, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT THEIR SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE AS DESIGNATED ON THE REVERSE SIDE ALL THE SHARES OF COMMON STOCK OF DIANON SYSTEMS, INC. (THE "COMPANY") HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 2, 2001 AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE COMPANY'S CORPORATE HEADQUARTERS AT 200 WATSON BOULEVARD, STRATFORD, CONNECTICUT, ON NOVEMBER 9, 2001 AT 10:00 A.M., AND AT ANY ADJOURNMENT THEREOF.

Change of Address
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                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

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Please date, sign and mail your proxy card as soon as possible.

Annual Meeting of Stockholders of DIANON SYSTEMS, INC.

November 9, 2001

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL (1) AND FOR PROPOSALS (2), (3), (4) AND (5).

1.   Election of Director(s): Nominees:

      FOR All NOMINEES    WITHHOLD AUTHORITY TO VOTE    Kevin C. Johnson,
      LISTED AT RIGHT         FOR ALL NOMINEES          John P. Davis,
                              LISTED AT RIGHT           Bruce K. Crowther,
                                                        E. Timothy Geary,
             [ ]                     [ ]                G. S. Beckwith Gilbert,
                                                        David R. Schreiber,
                                                        Jeffrey L. Sklar and
                                                        James T. Barry.









     To withhold your vote for any individual nominee, write the name(s) on the line below:

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2.   Proposal to adopt the Agreement and Plan of Merger, dated as of June 28,
     2001, as amended on October 3, 2001, among DIANON Systems, Inc., UroCor Acquisition Corp., a wholly-owned subsidiary of Dianon, and UroCor, Inc., and approve the merger contemplated by that agreement as amended.

            FOR                      AGAINST                    ABSTAIN
            [ ]                        [ ]                        [ ]


3. Proposal to approve of the issuance of the shares of Dianon Common Stock to be issued pursuant to the Agreement and Plan of Merger, as amended.

            FOR                      AGAINST                    ABSTAIN
            [ ]                        [ ]                        [ ]


4.   Proposal to approve the adoption of the 2001 Stock Incentive Plan.

            FOR                      AGAINST                    ABSTAIN
            [ ]                        [ ]                        [ ]


5. Proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants for the year ending December 31, 2001.

            FOR                      AGAINST                    ABSTAIN
            [ ]                        [ ]                        [ ]


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED AS MANAGEMENT RECOMMENDS ON THESE AND ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                              CHECK IF YOU HAVE MADE ADDITIONAL COMMENTS [ ]


                                 CHECK IF YOU PLAN TO ATTEND THE MEETING [ ]

                                         CHECK IF YOU PLAN TO ATTEND THE
                                         MEETING AND VOTE YOUR SHARES    [ ]

Vote, sign and date this Proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States.

Signature of Shareholder                                  Dated           , 2001
                         --------------------------------       ---------

Signature if held jointly                                 Dated           , 2001
                         --------------------------------       ---------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If time warrants, improperly signed cards will be returned for correction.